UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐Preliminary Information Statement

☒ Definitive Information Statement

☐ Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

PHOENIX MOTOR INC.

(Name of Company as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

PHOENIX MOTOR INC.

1500 Lakeview Loop

Anaheim, CA 92807

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
PHOENIX MOTOR INC.

THE COMPANY IS NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO
SEND A PROXY TO THE COMPANY

Dear Stockholders:

This Information Statement is being mailed or furnished to the stockholders of Phoenix Motor Inc., a Delaware corporation (“we,” “us” or the “Company”), in connection with the authorization on February 15, 2024 by the Company’s Board of Directors and the written consent (the “Written Consent”) on February 15, 2024 (the “Record Date”) of Palo Alto Clean Tech Holding Limited (“PACT”) and EdisonFuture, Inc. (“EdisonFuture”), two stockholders of the Company entitled to vote an aggregate of 17,500,000 shares of the Company’s common stock, par value $0.0004 per share (the “Common Stock”), representing approximately 52.6% of the outstanding voting stock of the Company (collectively, the “Majority Stockholders”), that have approved the following action (the “Action”) by the Written Consent in lieu of a meeting of Stockholders:

“A resolution approving, for purposes of complying with Nasdaq Listing Rule 5635 (herein the “Nasdaq Amendment”), the following separate issuances:

(i) pursuant to the securities purchase agreement dated January 4, 2024 (the “First Securities Purchase Agreement”) with one unaffiliated accredited investor relating to a private placement, which closed on January 25, 2024 (the “First Private Placement”) by the Company of an aggregate of 600,000 shares of Common Stock at a purchase price of $1.13 per share, and Common Stock purchase warrants to purchase up to 600,000 shares of Common Stock, exercisable at $1.13 per share;

(ii) pursuant to the securities purchase agreement dated January 11, 2024 (the “Second Securities Purchase Agreement”) with four unaffiliated accredited investors relating to second private placement (the “Second Private Placement”) by the Company of an aggregate of 3,478,261 shares of the Common Stock at a purchase price of $1.15 per share, and warrants to purchase up to 13,913,044 shares of Common Stock, exercisable at $2.00 per share;

(iii) pursuant to the securities purchase agreement dated January 29, 2024 (the “Third Securities Purchase Agreement”) with four unaffiliated accredited investors relating to a registered direct offering (the “First RD Offering”) by the Company of an aggregate of 4,196,370 shares of Common Stock at a price of $1.15 per share, and the issuance of warrants to purchase up to 4,196,370 shares of Common Stock in a concurrent private placement (the “First Warrant Private Placement”); and

(iv) pursuant to the securities purchase agreement dated February 7, 2024 (the “Fourth Securities Purchase Agreement”) with two unaffiliated accredited investors relating to a second registered direct offering (the “Second RD Offering”) by the Company of an aggregate of 1,415,929 shares of Common Stock at a price of $1.13 per share, and the issuance of warrants to purchase up to 1,415,929 shares of Common Stock in a concurrent Warrant Private Placement (the “Second Warrant Private Placement”); (the First Private Placement, the Second Private Placement, and the Warrant Private Placements are herein (the “Private Placements”);

for greater than 19.99% of the number of shares of Common Stock outstanding immediately prior to each separate issuance of such shares of Common Stock and the shares of Common Stock issuable upon exercise of the warrants.”

The General Corporation Law of the State of Delaware (the “DGCL”) and the Company’s bylaws permit holders of a majority of the voting power to take stockholder action by written consent. The Written Consent constitutes the consent of a majority of the total number of votes entitled to vote on the Actions and is sufficient under Section 228 the DGCL to approve the Actions. Accordingly, the Company is not required to and will not hold a meeting of its stockholders to approve the Actions described herein. We encourage you to read the attached Information Statement carefully, including the exhibits, for further information.

Accordingly, all necessary corporate approvals required pursuant to the DGCL and the Company’s Certificate of Incorporation, as amended, in connection with the matters referred to herein have been obtained. This Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.

You are encouraged to carefully read the Information Statement for further information regarding this action. In accordance with Rule 14c-2 promulgated under the Exchange Act and the notice requirements of the DGCL, the approval of the Actions described herein will be deemed effective at a date that is 20 calendar days after the date the Definitive Information Statement has been mailed or furnished to our stockholders. This Information Statement is first being mailed or furnished to stockholders on or about February 29, 2024.

2

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

The Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

By Order of the Board of Directors

Xiaofeng Denton Peng
Chairman and Chief Executive Officer

February 29, 2024

3

INFORMATION STATEMENT

OF

PHOENIX MOTOR INC.

1500 Lakeview Loop

Anaheim, CA 92807

ACTIONS BY BOARD OF DIRECTORS
AND

CONSENTING MAJORITY STOCKHOLDERS IN LIEU OF A MEETING

AND

NOTICE OF ACTION BY WRITTEN CONSENT PURSUANT TO SECTION 228

OF THE DELAWARE GENERAL CORPORATION LAW

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of the Company in connection with the authorization on February 15, 2024 by the Company’s Board of Directors and the Written Consents on February 15, 2024 (the “Record Date”) of the Majority Stockholders of the Company entitled to vote an aggregate of 17,500,000 shares of the Common Stock, representing approximately 52.6% of the outstanding voting stock of the Company, that approved the following Actions by the Written Consent in lieu of a meeting of Stockholders:

“A resolution approving, for purposes of complying with Nasdaq Listing Rule 5635 (herein the “Nasdaq Amendment”), the following separate issuances:

(i) pursuant to the securities purchase agreement dated January 4, 2024 (the “First Securities Purchase Agreement”) with one unaffiliated accredited investor relating to a private placement, which closed on January 25, 2024 (the “First Private Placement”) by the Company of an aggregate of 600,000 shares of Common Stock at a purchase price of $1.13 per share, and Common Stock purchase warrants to purchase up to 600,000 shares of Common Stock, exercisable at $1.13 per share;

(ii) pursuant to the securities purchase agreement dated January 11, 2024 (the “Second Securities Purchase Agreement”) with four unaffiliated accredited investors relating to second private placement (the “Second Private Placement”) by the Company of an aggregate of 3,478,261 shares of the Common Stock at a purchase price of $1.15 per share, and warrants to purchase up to 13,913,044 shares of Common Stock, exercisable at $2.00 per share;

(iii) pursuant to the securities purchase agreement dated January 29, 2024 (the “Third Securities Purchase Agreement”) with four unaffiliated accredited investors relating to a registered direct public offering (the “First RD Offering”) by the Company of an aggregate of 4,196,370 shares of Common Stock at a price of $1.15 per share, and the issuance of warrants to purchase up to 4,196,370 shares of Common Stock in a concurrent private placement (the “First Warrant Private Placement”); and

(iv) pursuant to the securities purchase agreement dated February 7, 2024 (the “Fourth Securities Purchase Agreement”) with two unaffiliated accredited investors relating to a second registered direct public offering (the “Second RD Offering”) by the Company of an aggregate of 1,415,929 shares of Common Stock at a price of $1.13 per share, and the issuance of warrants to purchase up to 1,415,929 shares of Common Stock in a concurrent Warrant Private Placement (the “Second Warrant Private Placement”); (the First Private Placement, the Second Private Placement, and the Warrant Private Placements are herein (the “Private Placements”):

for greater than 19.99% of the number of shares of Common Stock outstanding immediately prior to each separate issuance of such shares of Common Stock and the shares of Common Stock issuable upon exercise of the warrants.”

The Company is subject to the Nasdaq Listing Rules because our Common Stock is currently listed on The Nasdaq Stock Exchange LLC (“Nasdaq”). The issuance of shares of our Common Stock in connection with the securities purchase agreements and the warrants implicate certain of the Nasdaq listing standards requiring prior stockholder approval in order to maintain our listing on Nasdaq, as follows:

•

Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the sale, issuance, or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), in connection with the acquisition of stock or assets of another company, which equals 20% or more of the outstanding common stock or 20% or more of the voting power outstanding before the acquisition.

•	Nasdaq Listing Rule 5635(b) requires stockholder approval when any issuance or potential issuance will result in a “change of control” of the issuer (which may be deemed to occur if after a transaction a single investor or affiliated investor group acquires, or has the right to acquire, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of the issuer and such ownership would be the largest ownership position of the issuer). For the purposes of this rule, certain investors may be deemed to be the controlling stockholder following the exercise of the Warrants. Stockholders should note that a “change of control” as described under Rule 5635(b) applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Delaware law, our organizational documents, or any other purpose.

•	Nasdaq Listing Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders of the issuer, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement.

The approval of each of the Common Stock issuances and the Private Placements for purposes of Nasdaq Rule 5635 was taken by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware, which provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Prior to each of the Common Stock and Private Placement offerings, the board of directors of the Company (the “Board”) adopted resolutions approving the transactions in connection with the Common stock issuances and the Private Placements. In connection with the adoption of these resolutions, the Majority Stockholders also voted in favor and entered into written consents approving each of the Common Stock issuances and Private Placements. The Majority Stockholders have also voted by entering into the Written Consent on February 15, 2024 approving the Action.

The elimination of the need for a special meeting of stockholders to approve this Action is made possible by Section 228 of the DGCL which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. Utilizing the written consent of the holders of a majority in interest of our voting securities eliminates the costs involved in holding a special meeting of stockholders.

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of the corporate action without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as this notice. This Information Statement is first being mailed on or about February 29, 2024 to stockholders of record as of that date, and is being delivered to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 of the Exchange Act.

No appraisal rights are afforded to our stockholders under Delaware law in connection with the matters discussed in this Information Statement.

The Board of Directors of the Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Common Stock.

GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about February 29, 2024, and the Actions described herein may not become effective until at least 20 calendar days thereafter. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company’s Chief Financial Officer at the address of the Company’s principal executive offices located at 1500 Lakeview Loop, Anaheim, CA 92807; Telephone No. (909) 987-0815.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the stockholder approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

Outstanding Shares and Voting Rights

As of February 15, 2024, the Company had 33,264,153 shares of its Common Stock issued and outstanding.  Each share of Common Stock entitles its holder to one vote on any matter submitted to the stockholders. The Majority Stockholders, consisting of PACT and EdisonFuture, have voted all of their 17,500,000 shares of Common Stock, representing approximately 52.6% of the outstanding voting stock of the Company, in favor of approval of the Nasdaq Amendment pursuant to the Written Consent. No other consents are being solicited in connection with this Information Statement. No consideration was paid for PACT’s or EdisonFuture’s written consent.

Under applicable Delaware law, the affirmative vote of the majority of shares entitled to vote on the matter is required in connection with the Nasdaq Amendment. The Written Consent executed by the Majority Stockholders pursuant to Article II, Section 6 of the Company’s By-laws is sufficient to approve all of the Actions and no further stockholder action is required to approve the Actions.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, have any interest in the actions approved by our stockholders and described in this Information Statement except in their capacity as holders of our Common Stock (which interest does not differ from that of the other holders of our Common Stock).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The Company has one class of stock outstanding, its Common Stock. The holders of the Common Stock are entitled to one vote per share of Common Stock held on all matters submitted to a vote of stockholders. In the event of liquidation, holders of our Common Stock are entitled to share ratably in our net assets available for distribution to stockholders.

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of February 15, 2024 for:

•	each of our named executive officers;

•	each of our directors;

•	all of our executive officers and directors as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding Common Stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and shares of Common Stock underlying restricted stock units that may be settled within 60 days of February 15, 2024.

The percentage ownership columns in the table is based on 33,264,153 shares of our Common Stock issued and outstanding as of February 15, 2024.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all Common Stock that they beneficially own, subject to applicable community property laws.

Except as otherwise set forth below, the address of each of the persons listed below is Phoenix Motor Inc., 1500 Lakeview Loop, Anaheim, CA 92807. Unless otherwise indicated, the Common Stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person, and also includes options to purchase shares of our Common Stock exercisable within 60 days that have been granted under our incentive stock plans.

Name of Beneficial Owner	Vested Options(14)	Shares Issued and Outstanding		Total Amount Beneficially Owned)(1)		Share Percent (without giving effect to the Exercise of the Warrants	Percent (after giving effect to the Exercise of the Warrants)(16)
More than 5% Stockholders:
Palo Alto Clean Tech Holding Limited		12,000,000		12,000,000	(2)	36.0%	21.2%
EdisonFuture, Inc.		5,500,000		5,500,000	(3)	16.5%	10.7%
JAK Opportunities II, LLC		126,705		3,018,585	(4)	*	9.99%
Sherman Development LLC (11)		868,261		3,293,151	(5)	2.6%	9.99%
ATI Chemicals LLC (11)		870,000		3,293,151	(6)	2.6%	9.99%
EXO Commodity Solution LLC(11)		870,000		3,293,151	(7)	2.6%	9.99%
WWJ Group, Inc. (11)		870,000		3,293,151	(8)	2.6%	9.99%
World Trade Technology LLC (11)		2,173,913		3,293,151	(9)	6.5%	9.99%
Barton Global LLC(11)		1,478,260		3,293,151	(10)	4.4%	9.99%

Named Executive Officers and Directors
Xiaofeng Denton Peng	1,050,000	12,150,000	(2)	13,200,000	(12)	39.9%	23.3%
Wenbing Chris Wang	62,500	150,000		212,500	(13)	*	*
Jose Paul Plackal	55,000	5,000		60,000		*	*
J. Mark Hastings	25,000			25,000		*	*
HoongKhoeng Cheong	12,500			12,500		*	*
John F. Perkowski	15,000			15,000		*	*
Steven E. Stivers	15,000			15,000		*	*
Sam Van	15,000			15,000		*	*
All Directors and Named Executive Officers as a group (14 persons)		12,305,000		13,555,000	(15)	40.7%	23.9%

*          Less than 1%.

(1)       The number of shares of Common Stock beneficially owned includes (i) shares issued and outstanding and (ii) stock options exercisable(including options that will be exercisable within 60 days after February 15, 2024) and excludes any shares of Common Stock that may be issued upon exercise of the Warrants issued in the 2024 Private Placements.

(2)       Palo Alto Clean Tech Holding Ltd (“PACT”) is an exempted limited company organized under the laws of the British Virgin Islands. The address of PACT’s principal executive offices is 740 Mayview Avenue, Palo Alto, CA 94303. Mr. Xiaofeng Peng, a natural person, who is also the Chairman and CEO of the Company, and his spouse Tracy Zhou are the sole Directors of PACT. Amount shown under Named Executive Officers and Directors also includes the 12,000,000 shares owned by PACT.

(3)       Includes shares owned by EdisonFuture, Inc., a Delaware corporation wholly owned by SPI Solar, Inc., a wholly owned subsidiary of SPI Energy Co., Ltd., which is a Cayman Islands company listed on Nasdaq. The principal address of SPI Solar, Inc. is at 4677 Old Ironsides Drive #190, Santa Clara, CA 95054. Our Chairman, Xiaofeng Denton Peng, is also the sole director of EdisonFuture, Inc., and is the chairman and principal stockholder (owning 18.82%) of SPI Energy Co., Ltd. Mr. Peng’s business address is also at 4677 Old Ironsides Drive #190, Santa Clara, CA 95054. This table does not include Mr. Peng’s indirect beneficial ownership of our shares of common stock through his share ownership in SPI Energy Co., Ltd.

(4)       The stockholder, JAK Opportunities II, LLC (“JAK”), is affiliated with ATW Partners Opportunities Management, LLC (“ATW”), which holds voting and dispositive power over such shares. Antonio Ruiz-Gimenez and Kerry Propper serve as the managing members of ATW and, as such, may be deemed to have beneficial ownership over the shares. The principal business address of ATW is 17 State Street, Suite 2130, New York, New York 10004.  The total amount beneficially owned includes (i) 126,705 shares issued and outstanding; (ii) the conversion of $3,250,000 of Convertible Promissory Notes (“the “Notes”) currently outstanding and payable to JAK by the Company, which are convertible at a floor price of $0.60 per share, which upon conversion results in 5,416,667 shares, and (iii) 2,500,000 warrants exercisable for shares of Common Stock at the price of $1.30 per share (the JAK Warrants”). JAK has agreed to certain beneficial ownership limitations, which provide that (i) a holder of the Notes will not have the right to convert any portion of its Notes if the holder would beneficially own in excess of the 4.99% of the number of our shares of common stock immediately after giving effect to such conversion, provided that upon at least 61 days prior notice to us, a holder may increase such limitation up to a maximum of 9.99% of the number of our shares of common stock outstanding (the “Maximum Percentage”); and that (ii) a holder of the JAK Warrants will not have the right to exercise any portion of its Warrants if the holder would beneficially own in excess of the Maximum Percentage immediately after giving effect to such exercise. Accordingly, the total amount beneficially owned column assumes a 4.99% Maximum Percentage of our shares outstanding, after the issuance of the additional shares to JAK.

(5)       Sherman Development LLC purchased 868,261 shares and 3,473,044 warrants, with each warrant exercisable at $2.00 per share of Common Stock, and has a principal address of 58 Sherman Lumber Company Rd., Stacyville, ME 04777. The amount of shares beneficially owned is based upon the stockholder’s agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).

(6)       ATI Chemicals LLC purchased 870,000 shares and 3,480,000 warrants, with each warrant exercisable at $2.00 per share of Common Stock, and has a principal address of 38 Spruce Meadows Dr., Monroe, NJ 08831. The amount of shares beneficially owned is based upon the stockholder’s agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).

(7)       EXO Commodity Solution LLC purchased 870,000 shares and 3,480,000 warrants, with each warrant exercisable at $2.00 per share of Common Stock, and has a principal address at Suite 106, 195 US 9 South, Manalapan, NJ 07726. The amount of shares beneficially owned is based upon the stockholder’s agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).

(8)       WWJ Group, Inc. purchased 870,000 shares and 3,480,000 warrants, with each warrant exercisable at $2.00 per share of Common Stock, and has a principal address at 83-07 Queens Blvd, Elmhurst, New York 11373. The amount of shares beneficially owned is based upon the stockholders agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).

(9)       World Trade Technology LLC purchased in the registered direct public offering 2,173,913 shares of Common Stock and 2,173,913 warrants, with each warrant exercisable at $2.00 per share of Common Stock, and has a principal address at 81A Hampshire Rd, Great Neck, NY 11023. The amount of shares beneficially owned is based upon the stockholder’s agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).

(10)       Barton Global LLC purchased in the registered direct public offering 2,173,913 shares of Common Stock and 2,173,913 warrants, with each warrant exercisable at $2.00 per share of Common Stock, and has a principal address at 240 East Shore Road, Great Neck, NY 11023. The amount of shares beneficially owned is based upon the stockholder’s agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).

(11)       Each of the warrants issued to the named holder contains an exercise limitation that the holder shall not be entitled to exercise the warrant for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder to exceed 9.99% of the outstanding shares of the Common Stock following such exercise. Additionally, all of the holders and the Company agreed that the total cumulative number of Common Stock issued to all holders under the warrants together with the Common Stock issued to all purchasers under the Securities Purchase Agreements may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply after the Company’s majority stockholders’ approval of the issuance greater than the Nasdaq 19.99% Cap or if the Company’s Common Stock is no longer listed on Nasdaq.

(12)       Includes shares owned beneficially or deemed to be owned beneficially by Xiaofeng Denton Peng as follows:

(a)	12,150,000 shares of Common Stock directly and with respect to which he as sole voting and investment power; and

(b)	1,050,000 shares of Common Stock underlying stock options.

(13)       Includes shares owned beneficially or deemed to be owned beneficially by Wenbing Chris Wang as follows:

(a)	150,000 shares of Common Stock directly and with respect to which he as sole voting and investment power; and

(b)	62,500 shares of Common Stock underlying stock options.

(14)       Represents shares of Common Stock underlying stock options owned beneficially or deemed to be owned beneficially.

(15)       See notes (1), (2) and (12) through (14).

(16)       Assumes that all the warrants are exercised for shares of Common Stock, subject to the stockholders agreements that the aggregate number of shares of Common Stock beneficially owned by the holder shall not exceed 9.99% of the outstanding shares of the Common Stock following such exercise.

NOTICE TO STOCKHOLDERS OF ACTION

APPROVED BY CONSENTING MAJORITY STOCKHOLDERS

The following actions have been approved by the written consent of the Majority Stockholders of our Common Stock, whose vote represents approximately 52.6% of the votes of our issued and outstanding Common Stock entitled to vote on matters submitted to the stockholders:

APPROVAL OF THE ISSUANCE OF COMMON STOCK AND SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS IN ACCORDANCE WITH APPLICABLE NASDAQ LISTING RULES

Description of the Private Placements

On January 4, 2024 the Company entered into the First Securities Purchase Agreement with one unaffiliated accredited investor relating to the First Private Placement by the Company, which closed on January 25, 2024, of an aggregate of 600,000 shares of Common Stock at a purchase price of $1.13 per share, and Common Stock purchase warrants to purchase up to 600,000 shares of Common Stock, exercisable at $1.13 per share, immediately after issuance for a period ending January 25, 2026.

On January 11, 2024, the Company entered into the Second Securities Purchase Agreement with four accredited investors identified therein, relating to the Second Private Placement by the Company of an aggregate of 3,478,261 shares of the Company’s Common Stock at a purchase price of $1.15 per share, and warrants to purchase up to 13,913,044 shares of Common Stock, exercisable at $2.00 per share.

The warrants issued pursuant to the Second Securities Purchase Agreement are immediately exercisable, in whole or in part, for a term of five years following issuance and may be exercised on a cashless basis if a resale registration statement is not then effective and available for the resale of the shares of Common Stock issuable upon exercise of the warrants. The exercise price and number of shares of Common Stock issuable upon exercise of the warrants are subject to adjustment upon the occurrence of certain events, such as stock splits, stock dividends, split-ups, recapitalizations, reclassifications or the like.

Each of the warrants contains an exercise limitation that the holder shall not be entitled to exercise the warrant for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder to exceed 9.99% of the outstanding shares of the Common Stock following such exercise. Additionally, notwithstanding anything to the contrary contained in the warrant or the Securities Purchase Agreement, all of the holders and the Company agreed that the total cumulative number of Common Stock issued to all holders under the warrants together with the Common Stock issued to all purchasers under the Securities Purchase Agreement may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply after the Company has received stockholder’s approval of the issuance for greater than the Nasdaq 19.99% Cap or if the Common Stock is no longer listed on the Nasdaq.

The Company received gross proceeds of approximately $678,000 from the First Private Placement and $4,000,000 from the Second Private Placement, before deducting offering expenses payable by the Company.

Description of the RD and Warrant Private Placements

On January 29, 2024, the Company entered into the Third Securities Purchase Agreement dated January 29, 2024 with four non-affiliated accredited investors, to issue and sell in the First RD Offering an aggregate of 4,196,370 shares of the Company’s Common Stock. The Third Securities Purchase Agreement also provided that the Company issue to the investors warrants to purchase up to 4,196,370 shares of Common Stock in a concurrent Warrant Private Offering. Under the Second Securities Purchase Agreement, the Common Stock and accompanying warrants were offered at a combined offering price of $1.15. The Common Stock was offered and sold pursuant to a prospectus, which was declared effective on July 26, 2023, and a prospectus supplement, filed with the SEC on January 29, 2024, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-273253).

On February 7, 2024, the Company entered into the Fourth Securities Purchase Agreement dated February 7, 2024 with two non-affiliated accredited investors, to issue and sell in the Second RD Offering an aggregate of 1,415,929 shares of the Company’s Common Stock. The Fourth Securities Purchase Agreement also provided that the Company issue to the investors warrants to purchase up to 1,415,929 shares of Common Stock in a concurrent Warrant Private Offering. Under the Second Securities Purchase Agreement, the Common Stock and accompanying warrants were offered at a combined offering price of $1.13. The Common Stock was offered and sold pursuant to a prospectus, which was declared effective on July 26, 2023, and a prospectus supplement, filed with the SEC on February 8, 2024, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-273253).

Under Warrant Private Offering, the warrants and the shares of Common Stock issuable upon the exercise of such warrants are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act. The Company has agreed to file a registration statement (the “Resale Registration Statement”) on Form S-1 or Form S-3 to register the resale of the shares of Common Stock issuable upon exercise of the warrants and to use its commercially reasonable efforts to obtain effectiveness of the Resale Registration Statement within 45 days (or 90 days in the event the SEC elects to review the Resale Registration Statement) following the filing date of the Resale Registration Statement.

Each of the warrants issued in the Warrant Private Offering contains an exercise limitation that the holder shall not be entitled to exercise the warrant for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder to exceed 9.99% of the outstanding shares of the Common Stock following such exercise. Additionally, all of the holders and the Company agreed that the total cumulative number of Common Stock issued to all holders under the warrants together with the Common Stock issued to all purchasers under the Securities Purchase Agreements may not exceed the requirements of the Nasdaq 19.99% Cap, except that such limitation will not apply after the Company has received stockholder’s approval of the issuance for greater than the Nasdaq 19.99% Cap or if the Common Stock is no longer listed on the Nasdaq.

The Company received gross proceeds of approximately $4.8 million from the First RD Offering and $1.6 million from the Second RD Offering, before deducting offering expenses payable by the Company.

NASDAQ Listing Requirements and the Necessity of Stockholder Approval

The Company is subject to the Nasdaq Listing Rules because our Common Stock is currently listed on Nasdaq. The issuance of shares of our Common Stock in connection with the securities purchase agreements and the warrants implicate certain of the Nasdaq listing standards requiring prior stockholder approval in order to maintain our listing on Nasdaq, as follows:

•

Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the sale, issuance, or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), in connection with the acquisition of stock or assets of another company, which equals 20% or more of the outstanding common stock or 20% or more of the voting power outstanding before the acquisition.

•	Nasdaq Listing Rule 5635(b) requires stockholder approval when any issuance or potential issuance will result in a “change of control” of the issuer (which may be deemed to occur if after a transaction a single investor or affiliated investor group acquires, or has the right to acquire, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of the issuer and such ownership would be the largest ownership position of the issuer). For the purposes of this rule, certain Investors may be deemed to be the controlling stockholder following the exercise of the warrants. Stockholders should note that a “change of control” as described under Rule 5635(b) applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Delaware law, our organizational documents, or any other purpose.

•	Nasdaq Listing Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders of the issuer, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement.

Action by Written Consent of Majority Stockholders

As of February 15, 2024, the Board of Directors, and the Majority Stockholders by the Written Consent, in accordance with NASDAQ Listing Rules 5635(a), 5635(b) and 5635(d), approved the issuances of the Common Stock and the potential issuance of the Common Stock upon exercise of the warrants in the Private Placements, which involves the issuance, at below market price, of potentially greater than 19.99% of the shares of Common Stock outstanding immediately prior to the Common Stock issuances and the Private Placements.

Our Board of Directors is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

The actions taken by written consent of the Majority Stockholders will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

ABSENCE OF DISSENTERS’ RIGHTS

No dissenters’ or appraisal rights are available to our stockholders under the DGCL in connection with the Actions set forth in this Information Statement.

CHANGES IN CONTROL

We are not aware of any arrangements, including any pledge by any person of our stock, the operation of which may at a subsequent date result in a change of control of the Company.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where the Company’s reports, proxy and information statements and other information regarding the Company may be obtained free of charge.

INFORMATION INCORPORATED BY REFERENCE

We “incorporate by reference” information into this Information Statement, which means that we disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement, except for any information superseded by information contained expressly in this Information Statement, and the information that we file later with the SEC will automatically supersede this information. You should not assume that (i) the information in this Information Statement is current as of any date other than the date on the front page of this Information Statement or (ii) any information we have incorporated by reference in this Information Statement is current as of any date other than the date of the document incorporated by reference.

We incorporate by reference the documents listed below and any documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (excluding any information furnished and not filed with the SEC pursuant to Item 2.02 or 7.01 on any Current Report on Form 8-K, or corresponding information furnished under Item 9.01 or included as an exhibit), including all such documents the Company may file with the SEC after the date on which this Information Statement was initially filed with the SEC:

•	our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023;

•	our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, filed with the SEC on May 15, 2023, August 14, 2023 and November 14, 2023, respectively;

•	our Current Reports on Form 8-K, filed with the SEC on January 18, 2023, March 13, 2023, March 30, 2023, April 21, 2023, May 18, 2023, June 7, 2023, June 27, 2023, August 3, 2023, August 21, 2023, October 27, 2023, November 13, 2023; November 17, 2023; December 12, 2023; January 2, 2024; January 4, 2024; January 17, 2024; January 31, 2024; February 2, 2024, February 12, 2024 and February 15, 2024.

•	our Proxy Statement on Schedule 14A for the 2023 Annual Meeting, filed with the Commission on November 17, 2023; and

•	the description of our capital stock, included as Exhibit 4.3 to our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023.

Upon the written request of any record holder or beneficial owner of Common Stock entitled to notice hereunder, we will, without charge, provide a copy of any documents we file with the SEC. Requests should be directed to Investor Relations, Phoenix Motor Inc., 1500 Lakeview Loop, Anaheim, CA 92807.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of an Information Statement to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Information Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Information Statement, either now or in the future, please contact our Chief Financial Officer by mailing Investor Relations, Phoenix Motor Inc., 1500 Lakeview Loop, Anaheim, CA 92807, or calling our main telephone number at (909) 987-0815 and requesting to be connected to the office of our Head of Investor Relations. Upon written or oral request to the Head of Investor Relations, we will promptly provide a separate copy of the Information Statement. In addition, stockholders at a shared address who receive multiple copies of the Information Statement may request to receive a single copy of the Information Statement and similar documents in the future in the same manner as described above.

CONCLUSION

As a matter of regulatory compliance, the Company is sending you this Information Statement that describes the purpose and effect of the Actions adopted by the Board of Directors and the Majority Stockholders. Your consent to the approval of the Actions is not required and is not being solicited in connection herewith. This Information Statement is intended to provide the Company’s stockholders information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

BY ORDER OF THE BOARD OF DIRECTORS

Xiaofeng Denton Peng
Chairman and Chief Executive Officer